                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 30, 2004

                                -----------------
                Date of Report (Date of earliest event reported)
                           Wabash National Corporation

                                -----------------
             (Exact name of registrant as specified in its charter)

        Delaware                    1-10883                52-1375208
 ------------------------------------------------------------------------------
     (State or other              (Commission            (IRS Employer
      jurisdiction                 File No.)           Identification No.)
    of incorporation)

      1000 Sagamore Parkway South, Lafayette, Indiana       47905
      ------------------------------------------------------------
      (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:
                                 (765) 771-5310

                               ------------------
                                 Not applicable

                               ------------------
          (Former name or former address, if changed since last report)
                             Exhibit Index on Page 4

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On December 30, 2004, Wabash National Corporation amended its loan and security agreement to, among other things, reduce available borrowing under the revolving credit facility from $175 million to $125 million, extend the term of the facility from September 2006 to September 2007, and decrease the borrowing spread by 25 basis points to 125 basis points over LIBOR. Additionally, certain restrictive convents including those related to capital spending, dividend payments and investments were eliminated or reduced. The amended and restated Loan and Security Agreement is attached hereto as Exhibit 10.25 and incorporated herein by reference.

Item 8.01. Other Events.

On December 30, 2004, Wabash National Corporation exercised an early termination (purchase) option included in a lease finance agreement for certain production equipment at a cost of approximately $5.9 million.

Item 9.01(c).  Financial Statements and Exhibits

EXHIBIT NO.     DESCRIPTION
-----------     ---------------------------------------------------------------
10.25           Wabash National Corporation Amended and Restated Loan and
                Security Agreement dated December 30, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WABASH NATIONAL CORPORATION

Date: December 30, 2004           By: /s/ Robert J. Smith
                                      -----------------------------------------
                                      Robert J. Smith
                                      Senior Vice President and Chief Financial
                                      Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     ---------------------------------------------------------------
10.25           Wabash National Corporation Amended and Restated Loan and
                Security Agreement dated December 30, 2004